UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 6, 2017 (the “Issuance Date”), (i) United Airlines, Inc. (the “Company” or “United”), Wilmington Trust, National Association, as pass through trustee with respect to the Class AA, Class A and Class B Pass Through Certificates, Series 2016-1, Wilmington Trust, National Association, as subordination agent under the Amended and Restated Intercreditor Agreement (2016-1), and Wilmington Trust, National Association, as Loan Trustee under each applicable Indenture (as defined below), entered into the Note Purchase Agreement, dated as of November 6, 2017 (the “2016-1B Note Purchase Agreement”) and (ii) the Company, Wilmington Trust, National Association, as pass through trustee with respect to the Class AA, Class A and Class B Pass Through Certificates, Series 2016-2, Wilmington Trust, National Association, as subordination agent under the Amended and Restated Intercreditor Agreement (2016-2), and Wilmington Trust, National Association, as Loan Trustee under each applicable Indenture, entered into the Note Purchase Agreement, dated as of November 6, 2017 (the “2016-2B Note Purchase Agreement”).

On the Issuance Date, the Company issued for the benefit of the United Airlines Pass Through Trust 2016-1B (the “2016-1B Trust”) pursuant to the 2016-1B Note Purchase Agreement Series B equipment notes (the “2016-1 Series B Equipment Notes”) in the aggregate principal amount of $258,348,000. The 2016-1 Series B Equipment Notes are secured by 18 Boeing aircraft currently owned by United that were delivered new to United between January 2016 and March 2017 (the “2016-1 Aircraft”) and were previously financed with the proceeds of the offering of the United Airlines Class AA and Class A Pass Through Certificates, Series 2016-1 (the “2016-1 Series”). On the Issuance Date, the Company issued for the benefit of the United Airlines Pass Through Trust 2016-2B (the “2016-2B Trust”) pursuant to the 2016-2B Note Purchase Agreement Series B equipment notes (the “2016-2 Series B Equipment Notes”, and, together with the Series 2016-1 Series B Equipment Notes, the “Series B Equipment Notes”) in the aggregate principal amount of $236,173,000. The 2016-2 Series B Equipment Notes are secured by 13 Boeing aircraft currently owned by United that were delivered new to United between December 2016 and June 2017 (the “2016-2 Aircraft”, and, together with the 2016-1 Aircraft, the “Aircraft”) and were previously financed with the proceeds of the offering of the United Airlines Class AA and Class A Pass Through Certificates, Series 2016-2 (the “2016-2 Series”, and, together with the 2016-1 Series, the “Prior Series”).

The 2016-1 Series B Equipment Notes were purchased on the Issuance Date for the benefit of the 2016-1B Trust at a purchase price of 100% of the principal amount thereof using the proceeds of the offering of the United Airlines Class B Pass Through Certificates, Series 2016-1 (the “2016-1 Class B Certificates”). The 2016-2 Series B Equipment Notes were purchased on the Issuance Date for the benefit of the 2016-2B Trust at a purchase price of 100% of the principal amount thereof using the proceeds of the offering of the United Airlines Class B Pass Through Certificates, Series 2016-2 (the “2016-2 Class B Certificates” and, together with the 2016-1 Class B Certificates, the “Certificates”). The aggregate proceeds to the Company from the issuance of the Series B Equipment Notes was $494,521,000. Such proceeds will be used by the Company for general corporate purposes.

On the Issuance Date, the trust indenture and mortgage with respect to each Aircraft entered into in connection with the financing of such Aircraft with the proceeds of the applicable Prior Series (each, an “Indenture”) was amended to provide, among other things, for the issuance of a Series B Equipment Note with respect to such Aircraft. Prior to the Issuance Date, a Series AA and Series A equipment note (collectively with the Series B Equipment Notes, the “Equipment Notes”) had been issued under each Indenture for the benefit of the corresponding pass through trust under one or the other of the Prior Series. The Equipment Notes issued with respect to each Aircraft are secured by a lien on such Aircraft and are cross-collateralized by the other Aircraft financed with the proceeds of the same Prior Series.

The Series B Equipment Notes bear interest at a rate per annum of 3.65%. Interest on the 2016-1 Series B Equipment Notes is payable semi-annually on January 7 and July 7, beginning July 7, 2018. Principal payments on the 2016-1 Series B Equipment Notes are scheduled on January 7 and July 7 of each year, beginning on July 7, 2018, with the final payment due January 7, 2026. Interest on the 2016-2 Series B Equipment Notes is payable semi-annually on April 7 and October 7, beginning April 7, 2018. Principal payments on the 2016-2 Series B Equipment Notes are scheduled on April 7 and October 7 of each year, beginning on April 7, 2018, with the final payment due on October 7, 2025. Payments on the Series B Equipment Notes held for the benefit of the 2016-1B Trust or 2016-2B Trust will be passed through to the holders of the pass through certificates issued by such Trust, subject to the Intercreditor Agreement applicable to the relevant Prior Series.

Maturity of the Series B Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-203630) (the “Registration Statement”). The foregoing description of the agreements and instruments relating to the Certificates is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in (i) the Company’s final Prospectus Supplement regarding Class B Pass Through Certificates, Series 2016-1, dated October 23, 2017 (the “2016-1B Prospectus Supplement”), to the Prospectus, dated April 24, 2015, filed with the Securities and Exchange Commission on October 25, 2017 pursuant to Rule 424(b) under the Securities Act and (ii) the Company’s final Prospectus Supplement regarding Class B Pass Through Certificates, Series 2016-2, dated October 23, 2017 (the “2016-2B Prospectus Supplement”), to the Prospectus, dated April 24, 2015, filed with the Securities and Exchange Commission on October 25, 2017 pursuant to Rule 424(b) under the Securities Act, which disclosures are hereby incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement. The Registration Statement and the 2016-1B Prospectus Supplement, dated October 23, 2017, to the Prospectus, dated April 24, 2015, relate to the offering of the 2016-1 Class B Certificates. The Registration Statement and the 2016-2B Prospectus Supplement, dated October 23, 2017, to the Prospectus, dated April 24, 2015, relate to the offering of the 2016-2 Class B Certificates.

1.1	Underwriting Agreement, dated October 23, 2017, among the underwriters named therein, acting through their representative Credit Suisse Securities (USA) LLC, and United Airlines, Inc. (for United Airlines Class B Pass Through Certificates, Series 2016-1)

1.2	Underwriting Agreement, dated October 23, 2017, among the underwriters named therein, acting through their representative Credit Suisse Securities (USA) LLC, and United Airlines, Inc. (for United Airlines Class B Pass Through Certificates, Series 2016-2)

4.1	Trust Supplement No. 2016-1B, dated as of November 6, 2017, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2	Trust Supplement No. 2016-2B, dated as of November 6, 2017, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3	Amended and Restated Intercreditor Agreement (2016-1), dated as of November 6, 2017, among Wilmington Trust, National Association, as pass through trustees, Commonwealth Bank of Australia, acting through its New York branch, as liquidity provider and Wilmington Trust, National Association, as subordination agent and trustee

4.4	Amended and Restated Intercreditor Agreement (2016-2), dated as of November 6, 2017, among Wilmington Trust, National Association, as pass through trustees, Commonwealth Bank of Australia, acting through its New York branch, as liquidity provider and Wilmington Trust, National Association, as subordination agent and trustee

4.5	Note Purchase Agreement, dated as of November 6, 2017, among United Airlines, Inc., Wilmington Trust, National Association, as pass through trustees, Wilmington Trust, National Association, as subordination agent under the Amended and Restated Intercreditor Agreement (2016-1), and Wilmington Trust, National Association, as Loan Trustee under each applicable Indenture

4.6	Note Purchase Agreement, dated as of November 6, 2017, among United Airlines, Inc., Wilmington Trust, National Association, as pass through trustees, Wilmington Trust, National Association, as subordination agent under the Amended and Restated Intercreditor Agreement (2016-2), and Wilmington Trust, National Association, as Loan Trustee under each applicable Indenture

4.7	Form of Amendment No. 1 to Participation Agreement (for Series 2016-1) among United Airlines, Inc., Wilmington Trust, National Association, as mortgagee, subordination agent and trustee, and pass through trustees (included in Exhibit 4.5 hereto as Exhibit A to Note Purchase Agreement)

4.8	Form of Amendment No. 1 to Participation Agreement (for Series 2016-2) among United Airlines, Inc., Wilmington Trust, National Association, as mortgagee, subordination agent and trustee, and pass through trustees (included in Exhibit 4.6 hereto as Exhibit A to Note Purchase Agreement)

4.9	Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2016-1) between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee (included in Exhibit 4.5 hereto as Exhibit B to Note Purchase Agreement)

4.10	Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2016-2) between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee (included in Exhibit 4.6 hereto as Exhibit B to Note Purchase Agreement)

4.11	Revolving Credit Agreement (2016-1B), dated as of November 6, 2017, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Commonwealth Bank of Australia, New York Branch, as liquidity provider

4.12	Revolving Credit Agreement (2016-2B), dated as of November 6, 2017, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Commonwealth Bank of Australia, New York Branch, as liquidity provider

4.13	Form of United Airlines Pass Through Certificate, Series 2016-1B (included in Exhibit 4.1 as Exhibit A to the Trust Supplement)

4.14	Form of United Airlines Pass Through Certificate, Series 2016-2B (included in Exhibit 4.2 as Exhibit A to the Trust Supplement)

23.1	Consent of Aircraft Information Services, Inc., dated October 23, 2017 (for the 2016-1 Aircraft)

23.2	Consent of Aircraft Information Services, Inc., dated October 23, 2017 (for the 2016-2 Aircraft)

23.3	Consent of BK Associates, Inc., dated October 23, 2017 (for the 2016-1 Aircraft)

23.4	Consent of BK Associates, Inc., dated October 23, 2017 (for the 2016-2 Aircraft)

23.5	Consent of Morten Beyer & Agnew, Inc., dated October 23, 2017 (for the 2016-1 Aircraft)

23.6	Consent of Morten Beyer & Agnew, Inc., dated October 23, 2017 (for the 2016-2 Aircraft)

EXHIBIT INDEX

1.1	Underwriting Agreement, dated October 23, 2017, among the underwriters named therein, acting through their representative Credit Suisse Securities (USA) LLC, and United Airlines, Inc. (for United Airlines Class B Pass Through Certificates, Series 2016-1)

1.2	Underwriting Agreement, dated October 23, 2017, among the underwriters named therein, acting through their representative Credit Suisse Securities (USA) LLC, and United Airlines, Inc. (for United Airlines Class B Pass Through Certificates, Series 2016-2)

4.1	Trust Supplement No. 2016-1B, dated as of November 6, 2017, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2	Trust Supplement No. 2016-2B, dated as of November 6, 2017, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3	Amended and Restated Intercreditor Agreement (2016-1), dated as of November 6, 2017, among Wilmington Trust, National Association, as pass through trustees, Commonwealth Bank of Australia, acting through its New York branch, as liquidity provider and Wilmington Trust, National Association, as subordination agent and trustee

4.4	Amended and Restated Intercreditor Agreement (2016-2), dated as of November 6, 2017, among Wilmington Trust, National Association, as pass through trustees, Commonwealth Bank of Australia, acting through its New York branch, as liquidity provider and Wilmington Trust, National Association, as subordination agent and trustee

4.5	Note Purchase Agreement, dated as of November 6, 2017, among United Airlines, Inc., Wilmington Trust, National Association, as pass through trustees, Wilmington Trust, National Association, as subordination agent under the Amended and Restated Intercreditor Agreement (2016-1), and Wilmington Trust, National Association, as Loan Trustee under each applicable Indenture

4.6	Note Purchase Agreement, dated as of November 6, 2017, among United Airlines, Inc., Wilmington Trust, National Association, as pass through trustees, Wilmington Trust, National Association, as subordination agent under the Amended and Restated Intercreditor Agreement (2016-2), and Wilmington Trust, National Association, as Loan Trustee under each applicable Indenture

4.7	Form of Amendment No. 1 to Participation Agreement (for Series 2016-1) among United Airlines, Inc., Wilmington Trust, National Association, as mortgagee, subordination agent and trustee, and pass through trustees (included in Exhibit 4.5 hereto as Exhibit A to Note Purchase Agreement)

4.8	Form of Amendment No. 1 to Participation Agreement (for Series 2016-2) among United Airlines, Inc., Wilmington Trust, National Association, as mortgagee, subordination agent and trustee, and pass through trustees (included in Exhibit 4.6 hereto as Exhibit A to Note Purchase Agreement)

4.9	Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2016-1) between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee (included in Exhibit 4.5 hereto as Exhibit B to Note Purchase Agreement)

4.10	Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2016-2) between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee (included in Exhibit 4.6 hereto as Exhibit B to Note Purchase Agreement)

4.11	Revolving Credit Agreement (2016-1B), dated as of November 6, 2017, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Commonwealth Bank of Australia, New York Branch, as liquidity provider

4.12	Revolving Credit Agreement (2016-2B), dated as of November 6, 2017, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Commonwealth Bank of Australia, New York Branch, as liquidity provider

4.13	Form of United Airlines Pass Through Certificate, Series 2016-1B (included in Exhibit 4.1 as Exhibit A to the Trust Supplement)

4.14	Form of United Airlines Pass Through Certificate, Series 2016-2B (included in Exhibit 4.2 as Exhibit A to the Trust Supplement)

23.1	Consent of Aircraft Information Services, Inc., dated October 23, 2017 (for the 2016-1 Aircraft)

23.2	Consent of Aircraft Information Services, Inc., dated October 23, 2017 (for the 2016-2 Aircraft)

23.3	Consent of BK Associates, Inc., dated October 23, 2017 (for the 2016-1 Aircraft)

23.4	Consent of BK Associates, Inc., dated October 23, 2017 (for the 2016-2 Aircraft)

23.5	Consent of Morten Beyer & Agnew, Inc., dated October 23, 2017 (for the 2016-1 Aircraft)

23.6	Consent of Morten Beyer & Agnew, Inc., dated October 23, 2017 (for the 2016-2 Aircraft)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, United Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: November 6, 2017	By	/s/ Gerald Laderman
Gerald Laderman
Senior Vice President Finance, Procurement and Treasurer